Execution Copy - Exhibit 10.1
AMENDMENT NO. 2 TO UNSECURED PROMISSORY NOTE
THIS AMENDMENT NO. 2 TO UNSECURED PROMISSORY NOTE (the “Amendment”), dated April 26, 2024, effective as of the date hereof, is entered into by and between Applied Digital Corporation (the “Company”) and AI Bridge Funding LLC (the “Holder”). Terms used but not otherwise defined herein shall have the meanings ascribed to them in the AI Note (as defined below).
RECITALS
WHEREAS, Company and Holder are parties to that certain Unsecured Promissory Note dated January 30, 2024, as amended pursuant to that certain Waiver, Consent and Amendment dated March 27, 2024 (as so amended, the “AI Note”);
WHEREAS, the Holder and the Company wish to amend the AI Note to reduce the MOIC from 1.30 to 1.25; and
WHEREAS, the Holder and the Company wish to amend the AI Note to allow for payment of principal and interest under the AI Note in shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”); and
WHEREAS, the Company has agreed to issue common stock purchase warrants in the form attached hereto as Exhibit A (the “Warrants”) to purchase up to 3,000,000 shares of Common Stock (the “Warrant Shares”).
NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:
1.Amendments.
(a)Section 2 of the AI Note is hereby amended by adding a new subsection (h) as follows:
(h)    Notwithstanding Section 2(g) above, payments under this Section 2 may be made in shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), or in a combination of shares of Common Stock and United States dollars, upon written agreement of the Company and the Holder (any shares of Common Stock issued for such payment, “Payment Shares”); provided, however, that, if, on any date on which a payment, is due, the Company and the Holder have not agreed in writing to make such payment in cash and subject to the limitations set forth in this Section 2(h)(i), (ii) and (iii), such payment will be made in Common Stock. If on any date that delivery of a payment is due (the “Original Payment Date”), the Company cannot issue Common Stock, for any reason, the Company and Holder agree to postpone delivery of such payment until one Trading Day after the earlier to occur of (A) Holder’s agreement to receive cash for such payment, (B) the date on which the Company is able to issue the number of shares of Common Stock that would otherwise have been delivered and (C) the Maturity Date (the postponed date of any such Prepayment (such date of delivery being referred to herein as the “Postponed Delivery Date”). If the Postponed Delivery Date results from Holder’s agreement to receive cash for such payment or the Maturity Date, such payment shall be made in cash. If the Postponed Delivery Date results from the Company’s ability to issue Common Stock, such payment shall be made in Common Stock. Notwithstanding anything in this AI Note to the contrary, during the period beginning on the Original Payment Date and the Postponed Payment Date, no interest shall accrue on the amount to be paid and the postponed payment will be deemed not to constitute an Event of Default or a breach of any provision of the AI Note. Any issuance of Common Stock pursuant hereto is subject to the following:
    (i)    Payment Shares shall be valued, on a per share basis, at the daily volume weighted average price of the Common Stock on The Nasdaq Global Select Market (or any other market or exchange on which the Common Stock is then listed or quoted for trading) for the twenty (20) trading days ending on the trading day preceding the date such payment is made; provided, however, that unless the Company has obtained approval of its stockholders in accordance with Nasdaq Listing Rule 5635(a), in no event will the number of shares of Common Stock issuable pursuant to this Section 2(h) exceed 19.99% of the number of shares of Common Stock outstanding on the date hereof (for the avoidance of doubt, 24,532,449 shares of Common Stock). Any calculation of Payment Shares that results in a fractional number of shares shall be rounded up to the next full share.
    (ii)    The issuance of Payment Shares will be registered with the Securities and Exchange Commission on a Form S-3 and accompanying prospectus or prospectus supplement (together, the “Registration Statement”) and Payment Shares shall only be issued when (i) there is authorized stock available for issuance under the Company’s Second Amended and Restated Articles of Incorporation, as amended from time to time and (ii) (A) the Registration Statement is effective or (B) Payment Shares may be resold by the Holder without any restrictions pursuant to Rule 144. Any Payment Shares to be issued shall be issued to the Holder, at the option of the Holder, either (i) electronically by crediting the account of a broker with the Depository Trust Company through its Deposit Withdrawal at Custodian (“DWAC”) system provided such Holder causes its broker or bank to initiate a DWAC deposit, or (ii) in book entry without any restrictive legend or notation which would restrict the transfer of such Payment Shares.
    (iii)    Without prior written consent from the Holder, no Payment Shares shall be issued to the extent that after giving effect to such issuance, the Holder, together with any other parties whose direct or indirect beneficial ownership of Common Stock would be attributed to the Holder or aggregated with the Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), collectively would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such issuance. For purposes of this Section 2(h), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of determining the number of outstanding shares of Common Stock the Holder may acquire upon the issuance of Payment Shares without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent, if any, setting forth the number of shares of Common Stock outstanding.”
(b)Section 3(a) of the AI Note is hereby amended to replace “one (1) Business Day” with “two (2) Business Days”.
(c)Sections 3(b)(i) and(ii) of the AI Note are hereby amended to replace “one (1) Business Day” with “two (2) Business Days”.
(d)Section 4 of the AI Note is hereby amended to replace “1.30” with “1.25”.
2.Warrants.
(a)Warrant Issuance. Upon execution of this Amendment by the parties, the Company shall issue to the Holder (i) 1,500,000 Warrants with an exercise price of $7.50 per share Warrant Share and (i) 1,500,000 Warrants with an exercise price of $10.00 per Warrant Share. The Warrants shall be exercisable immediately upon issuance and shall expire on the fifth anniversary of the date of issuance, inclusive.
3.Representations and Warranties.
(a)Holder Representations.
(i)Investment Purpose. The Holder is acquiring the Warrants and Warrant Shares for its own account, for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, in violation of the Securities Act or any applicable state securities laws; provided, however, that by making the representations herein, the Holder does not agree, or make any representation or warranty, to hold any of the Warrants or Warrant Shares, for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with, or pursuant to, a registration statement filed pursuant to this Agreement or an applicable exemption under the Securities Act. The Holder does not presently have any agreement or understanding, directly or indirectly, with any Person to sell or distribute any of the Warrants or Warrant Shares. The Holder is acquiring the Warrants and Warrant Shares hereunder in the ordinary course of its business. As used herein, “Person” means a corporation a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

(ii)Accredited Investor. The Holder is an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D.
(iii)Information. The Holder has been furnished with all materials relating to the business, finances and operations of the Company and information the Holder deemed material to making an informed investment decision, including through review of the Company’s filings with the Securities and Exchange Commission. The Holder has been afforded the opportunity to ask questions of the Company and its management and have received answers to such questions. The Holder understands that its investment involves a high degree of risk. The Holder has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to the transactions contemplated hereby.
(iv)Not an Affiliate. The Holder is not an officer, director, or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company or any affiliate of the Company (as that term is defined in Rule 405 promulgated under the Securities Act).
(b)Company Representations.
(i)The Company hereby reaffirms to Holder, after giving effect to this Amendment, each of its Representations and Warranties, as set forth in the AI Note are true and accurate as of the date hereof.
(ii)Upon filing with the SEC a current report on Form 8-K describing all the material terms of the transactions contemplated by this Amendment, the Company is current with all its required public disclosures.
(iii)Upon the filing with the SEC a current report on Form 8-K describing all the material terms of the transactions contemplated by this Amendment, the Company will have disclosed all material, nonpublic information provided to the Holder by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, agents, or representatives in connection with the transactions contemplated by the Amendment.
(iv)The Company has all necessary corporate power and authority to enter into this Amendment, to carry out obligations hereunder, and to consummate the Amendment and issuance of the Warrants.
4.Additional Covenants. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees, and agents not to, provide the Investor with any material, non-public information regarding the Company or any of its Subsidiaries without the express prior written consent of the Holder (which may be granted or withheld in the Holder’s sole discretion). The Company understands and confirms that the Holder will rely on the foregoing representations in effecting resales of the Payment Shares and Warrants.

5.Full Force and Effect; References. Except as expressly amended hereby, all of the provisions of the AI Note are hereby affirmed and shall continue in full force and effect in accordance with their respective terms. Upon the effectiveness of this Amendment, each reference in the AI Note to “this Note,” “hereunder,” or words of like or similar import shall mean and be a reference to the AI Note, as modified and amended by this Amendment.
6.Entire Agreement. The AI Note, as modified by this Amendment, supersedes all other prior oral or written agreements between the Company and the Holder, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and the AI Note, as modified by this Amendment, contains the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth in the AI Note or herein, neither the Company nor the Holder makes any representation, warranty, covenant or undertaking with respect to such matters.
7.Counterparts and Electronic Transmission. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparties shall, together, constitute only one instrument. This Amendment may be executed and delivered by facsimile or electronic transmission.
[Signature Page Follows]

IN WITNESS WHEREOF, the Maker and Holder have caused the signature pages to this Amendment to be duly executed as of the date first written above.

APPLIED DIGITAL CORPORATION
By:	/s/ David Rench
Name: David Rench
Title: Chief Financial Officer

AI BRIDGE FUNDING LLC
By:	/s/ John Rijo
Name: John Rijo
Title: Manager
[Signature Page to Amendment No. 2 to Unsecured Promissory Note]

Exhibit A
Form of Warrant
See attached.

Issue Date: April __, 2024
THE WARRANT AND SECURITY REPRESENTED HEREBY OR THE SECURITIES ISSUABLE UPON THE EXERCISE OF SUCH SECURITY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND, ACCORDINGLY, MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144 PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

COMMON STOCK PURCHASE WARRANT
To Purchase 1,500,000 Shares of Common Stock of
APPLIED DIGITAL CORPORATION
THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, AI Bridge Funding LLC (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on April __, 2029 (the “Termination Date”) but not thereafter, to subscribe for and purchase from Applied Digital Corporation, a Nevada corporation (the “Company”), up to 1,500,000 shares (the “Warrant Shares”) of the Company’s Common Stock, par value $0.001 per share, of the Company (the “Common Stock”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).
    Section 1.    Definitions. As used in this Warrant, the following terms shall have the meanings set forth below:
    (a)    “Board” means the Board of Directors of the Company.
    (b)    “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
    (c)    “Trading Day” means a day on which the Common Stock is traded on a Trading Market.

    (d)    “Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Global Market, the Nasdaq Capital Market, or any other recognized exchange or automated quotation system.
    Section 2.    Exercise.
        (a)    Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the notice of exercise, in the form annexed hereto (the “Notice of Exercise”) (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however, within five Trading Days of the date said Notice of Exercise is delivered to the Company, the Holder shall have surrendered this Warrant to the Company and the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased in the amount and manner specified in Section 2(b).

    (b)    Exercise Price. The exercise price of the Common Stock under this Warrant shall be $[7.50][10.00] (the “Exercise Price”), and is to be paid in cash by wire transfer or cashier’s check drawn on a United States bank.
    (c)    Mechanics of Exercise.
    (i)    Authorization of Warrant Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon due exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).
    (ii)    Delivery of Common Stock Upon Exercise. If at the time that Warrant Shares are purchased hereunder they are permitted to be delivered to Holder electronically by crediting the account of a broker with the Depository Trust Company through its Deposit Withdrawal at Custodian (“DWAC”) system, such Warrant Shares shall be delivered to Holder through the DWAC system no later than the second (2nd) Trading Day after the receipt by the Company of all of (i) the relevant Notice of Exercise, (ii) the surrender of this Warrant and (iii) payment of the aggregate Exercise Price as set forth above (the “DWAC Warrant Share Delivery Date”). If at the time that Warrant Shares are purchased hereunder, such Warrant Shares are not permitted to be delivered to Holder through the DWAC system, then the Warrant Shares so purchased shall be deposited by the Transfer Agent of the Company into a book entry account in the Holder’s name within three (3) Trading Days from receipt by the Company of (i) (the relevant Notice of Exercise, (ii) the surrender of this Warrant and (iii) payment of the aggregate Exercise Price as set forth above (the “Book Entry Warrant Share Deliver Date”). A “Warrant Share Deliver Date” refers to refer to either a DWAC Warrant Share Delivery Date or a Book Entry Warrant Share Deliver Date, as applicable. This Warrant shall be deemed to have been exercised on the date the Company has received all of (i) the relevant Notice of Exercise,

(ii) this Warrant and (iii) the full Exercise Price for the Warrant Shares being purchased upon the exercise. The Warrant Shares shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(c)(vi) prior to the issuance of such shares, have been paid. The Company will use its commercially reasonable best efforts to deliver the Warrant Shares to the Holder the same day or next day.
    (iii)    Delivery of New Warrant Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, within five Trading Days after the time of confirmation of electronic notation representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.
    (iv)    Right to Rescind Exercise. If the Company fails to deliver the Warrant Shares by the applicable Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.
    (v)    No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon the exercise of this Warrant. As to any fraction of a share of Common Stock which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.
    (vi)    Charges, Taxes and Expenses. The electronic notation representing Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the electronic notation representing such Warrant Shares, all of which taxes and expenses, if any, shall be paid by the Company, and such electronic notation shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any expenses incidental thereto. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise thereof.
        (vii)    Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.
(d)    Cashless Exercise. The Holder may exercise this Warrant, in whole or in part, by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing ((A-B) (X)) by (A), where:

(A) = the VWAP on the trading day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.
(e)    Exercise Blocker. The Holder is prohibited from exercising from the Warrant into shares of Common Stock to the extent, as a result of such exercise, the Holder, together with its affiliates whose beneficial ownership would be attributed to the Holder in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, would beneficially own more than 4.99% of the total number of shares of Common Stock then issued and outstanding immediately after giving effect to the exercise.
    Section 3.    Certain Adjustments.
    (a)    Certain Adjustments. The number of Warrant Shares shall be subject to adjustment from time to time in certain cases as follows:
    (i)    In case the Company shall: (a) pay a dividend on the Common Stock in shares of its capital stock; (b) subdivide its outstanding Common Stock into a greater number of shares; (c) combine the shares of its outstanding Common Stock into a smaller number of shares; or (d) issue by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) any shares of its capital stock, then the remaining number of Warrant Shares issuable upon exercise of this Warrant immediately prior thereto shall be proportionately adjusted so that the Holder of any portion of this Warrant thereafter exercised shall be entitled to receive, to the extent permitted by applicable law, the number and kind of shares of capital stock of the Company which such holder would have owned or have been entitled to receive after the happening of such event had this Warrant been exercised immediately prior to the happening of such event. Such adjustment shall be made whenever any of such events shall occur. An adjustment made pursuant to this Section 3(a)(i) shall become effective, retroactively, immediately after the record date, in the case of a stock dividend, and shall become effective immediately after the effective date in the in case of subdivision, combination or reclassification.
    (ii)    If the Company shall declare or make any dividend (other than in connection with a stock split, stock dividend or otherwise as contemplated in Section 3(a)(i)) or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including without limitation any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (an “Asset Distribution”), then, in each such case each of the Exercise Price shall be decreased, effective immediately after the record or other distribution date of such Asset Distribution, by the amount of cash and/or fair market value of any securities or assets paid or distributed on each share of Common Stock in respect of such Asset Distribution.
    (iii)    All calculations hereunder shall be made to the nearest cent or to the nearest one-hundredth (1/100) of a share, as the case may be. The number of shares of Common Stock outstanding will be calculated on the basis of the number of issued and outstanding shares of Common Stock on the date of measurement, not including shares held in the treasury of the Company. The Company shall not pay any dividend on or make any distribution to shares of Common Stock held in treasury.
    (iv)    Notwithstanding any other provision of this Section 3, no change in the number of Warrant Shares shall actually be made until the cumulative effect of the adjustments called for by this Section 3 since the date of the last change in the number of Warrant Shares would change that number by more than 2%. However, once the cumulative effect would result in a 2% change, then the number of Warrant Shares shall be changed to reflect all adjustments called for by this paragraph and not previously made.
    (v)    In the event that at any time, as a result of an adjustment made pursuant to Section 3(a)(i) above, the Holder of any Warrant thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than its Common Stock, thereafter the number of such other shares so receivable upon exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions Sections 3(a)(i) to (iii), inclusive, above.
    (vi)    Whenever the number of Warrant Shares is adjusted as herein provided, the Company shall file with its corporate records and send to the record holders of the Warrant a statement executed by an executive officer of the Company as to the new number of Warrant Shares, including the facts upon which such adjustment is based.
    (b)    Notice to Holder. If (A) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (B) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register (as defined herein) of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the 20-day period commencing on the date of such notice to the effective date of the event triggering such notice. Notwithstanding the foregoing, the delivery of the notice described in this Section 3(b) is not intended to and shall not bestow upon the Holder any voting rights whatsoever with respect to outstanding unexercised Warrant.
    Section 4.    Transfer of Warrant.
    (a)    Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Sections 5(a) and 4(d) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion, if any, of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.
    (b)    New Warrant. This Warrant may be divided into or combined with another Warrant of like terms upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which the new Warrant(s) are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.
    (c)    Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.
    (d)    Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee provide evidence satisfactory to the Company, its reasonable discretion, that such transferee is an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.
    Section 5.    Miscellaneous.
    (a)    Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 4 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed and the legal opinion required under Section 4(d), if required by the Company. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.
    (b)    No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant, the Notice of Exercise and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.
    (c)    Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of such Warrant.
    (d)    Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding Trading Day.
    (e)    Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock the maximum number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing instruction to the Company’s transfer agent to issue the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. Except as, and to the extent, waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.
Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.
    (f)    Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the any provision or rule that would require the application of the laws of any other jurisdiction.
    (g)    Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant will have restrictions upon resale imposed by state and federal securities laws and will contain a restrictive legend substantially in the following form:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND, ACCORDINGLY, MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144 PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
    (h)    Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.
    (i)    Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered to Holder at its last address as it shall appear upon the Warrant Register of the Company.
    (j)    Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.
    (k)    Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.
    (l)    Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder.
    (m)    Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.
    (n)    Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.
    (o)    Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed.

APPLIED DIGITAL CORPORATION
By:
Name:
Title:

NOTICE OF EXERCISE
TO:    Applied Digital Corporation
(1)    The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the Exercise Price in full, together with all applicable transfer taxes, if any.
(2)    Payment shall take the form of: (i) lawful money of the United States by wire transfer or cashier’s check drawn on a United States bank, or; the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 2(d), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 2(d).
(3)    Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:
_______________________________
If DWAC is available for delivery of Warrant Shares, the Warrant Shares shall be delivered to the following DWAC Account Number:
_______________________________
_______________________________
_______________________________

Name of Holder:

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

EIN / SSN of entity/person to whom Warrant Shares are to be issued:

ASSIGNMENT FORM
(To assign the foregoing note, execute
this form and supply required information.
Do not use this form to exercise the note.)
FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to ____________________________________________________________, whose address is _______________________________________________________________ _____________________________________________________________________________.

Dated:

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.